LEGG MASON
                                FOCUS TRUST, INC.

                            PROSPECTUS April 28, 2000



                                      Logo



                            THE ART OF INVESTING(SM)



        As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


About the fund:
--------------

     1    Investment objective
     3    Principal risks
     5    Performance
     6    Fees and expenses of the fund
     7    Management



About your investment:
---------------------

     9    How to invest
    11    How to sell your shares
    13    Account policies
    15    Services for investors
    17    Distributions and taxes
    19    Financial highlights

LEGG MASON FOCUS TRUST, INC.

INVESTMENT OBJECTIVE

INVESTMENT OBJECTIVE: Maximum long-term capital appreciation with minimum long-term risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in common stocks, preferred stocks and securities convertible or exchangeable for common stocks, such as convertible bonds and debentures. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. Any income realized will be incidental to the fund's objective.

The fund's policy is to remain substantially invested in common stocks or securities convertible into common stock.

The securities in which the fund invests will generally be listed on a national stock exchange or traded on the over-the-counter market. Under normal circumstances, the adviser expects to concentrate its investments in a limited number of companies.

The selection of common stocks will be made through an investment strategy referred to as "focus investing," whereby companies (or businesses) are identified and selected as eligible investments by examining all fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis as opposed to technical analysis, which is based on the study of trading volumes and prices. Focus investing is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The adviser believes that a focus investor should focus on the long-term economic progress of the investment and disregard short-term nuances. The fund will only invest in those companies that, in the adviser's opinion, are undervalued at the time of purchase.

The portfolio manager sells securities when they have realized what the manager believes is their potential value or when the portfolio manager believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may temporarily invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed income securities and repurchase agreements with respect to those securities. In addition, the fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when the adviser believes prevailing market conditions call for a defensive posture. If the fund invests substantially in such instruments, the fund may not be pursuing its principle investment strategies and the fund may not achieve its investment objective.

PRINCIPAL RISKS

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

NON-DIVERSIFICATION RISK:

The fund is non-diversified. The percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

MARKET RISK:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities may go down because of the interplay of market forces, may affect a single issuer, industry or section of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

STYLE RISK:

The fund invests in stocks believed to be attractively priced relative to their intrinsic value. Such an approach involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks. There is also a risk that other investors will not see the potential value of the issuer, and the security will not realize that potential.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

PERFORMANCE

         The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of the fund does not necessarily indicate what will happen in the future.

          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%):

                        1996           17.14
                                       -----
                        1997           29.10
                                       -----
                        1998           41.17
                                       -----
                        1999           18.59
                                       -----

                      DURING THE PAST FOUR CALENDAR YEARS:

                                 Quarter Ended          Total Return
                                 -------------          ------------

         Best quarter:           December 31, 1998            36.94%
         Worst quarter:          September 30, 1998          -15.91%


         In the following table, average annual returns as of December 31, 1999, are compared with the Standard & Poor's 500 Index (S&P 500).

                                 1 Year          Life of Fund
                                 ------          ------------

         Focus Trust             18.59%              24.90%(a)
         S&P 500                 21.04%              27.41%(b)


         These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

         (a) April 17, 1995 (commencement of operations) to December 31, 1999.
         (b) For the period April 30, 1995 to December 31, 1999.

FEES AND EXPENSES OF THE FUND

         The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets so they lower the fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The fund has no initial sales charge but is subject to a 12b-1 fee.

                         Annual Fund Operating Expenses
                (expenses that are deducted from fund assets)(a)
                ------------------------------------------------

         Management fees                                0.70%
         Distribution and/or Service (12b-1) fees       1.00%
         Other expenses                                 0.23%
         --------------                                -----

         Total Annual Fund Operating Expenses           1.93%

         (a) Legg Mason Fund Adviser, Inc., as investment adviser, has voluntarily agreed to waive fees so that expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.90% of the fund's average daily net assets until April 30, 2001. This voluntary waiver may be terminated at any time. With the waiver, management fees, 12b-1 fees and total annual fund operating expenses for the fund were .67%, 1.00% and 1.90% for the fiscal year ended December 31, 1999.

         Example:

         This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

         ------------------------------------------------------
               1 YEAR     3 YEARS    5 YEARS      10 YEARS
         ------------------------------------------------------
                 $196       $606       $1042        $2254
         ------------------------------------------------------

MANAGEMENT

MANAGEMENT AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser. LMFA is responsible for the actual investment management of the fund, including making investment decisions and placing orders to buy, sell or hold a particular security. It also provides the fund with investment management and administrative services and oversees the fund's relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers. LMFA acts as manager or adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.


For its services during the fiscal year ended December 31, 1999, the fund paid the Adviser a fee equal to .67% of its average daily net assets.

PORTFOLIO MANAGEMENT:

Robert G. Hagstrom, Jr. serves as portfolio manager and has been primarily responsible for overseeing all investments made by the fund since its inception on April 17, 1995. From 1997 to June 30, 1998, he was the General Partner of Focus Capital Advisory, L.P., the assets of which were purchased by LMFA. From 1992 through 1997, he was a Principal with Lloyd, Leith & Sawin, Inc., an investment adviser, where he served as Vice President from 1991 to 1992. Mr. Hagstrom is a Chartered Financial Analyst and author of three books, titled: THE WARREN BUFFET WAY: INVESTMENT STRATEGIES OF THE WORLD'S GREATEST INVESTOR (John Wiley & Sons, November, 1994) THE WARREN BUFFET PORTFOLIO: MASTERING THE POWER OF THE FOCUS INVESTMENT STRATEGY (John Wiley & Son, February, 1999) and THE NASCAR WAY: THE BUSINESS THAT DRIVES THE SPORT (John Wiley & Sons, January,
1998).

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under the plan, the fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets and an annual service fee equal to 0.25% of its average daily net assets.


Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from the fund for those sales.

LMFA and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. The investment amount for an education IRA is $500. Contact your financial adviser, FIS, or other entity offering the funds to discuss which one might be appropriate for you.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE SHARES OF THE FUND:

--------------------------------------------------------------------------------
IN PERSON               Give  your  financial  adviser  a check for $100 or more
                        payable to the fund.
--------------------------------------------------------------------------------
MAIL                    Mail your check,  payable to the fund,  for $100 or more
                        to  your  financial  adviser  or  to  Legg  Mason  Funds
                        Investor  Services  at P.O.  Box  17023,  Baltimore,  MD
                        21297-0356.
--------------------------------------------------------------------------------
TELEPHONE OR WIRE       Call your financial  adviser or FIS at 1-800-822-5544 to
                        transfer  available  cash  balances  in  your  brokerage
                        account or to  transfer  money from your bank  directly.
                        Wire  transfers  may be subject  to a service  charge by
                        your bank.
--------------------------------------------------------------------------------
INTERNET OR             FIS clients may purchase shares of the fund through Legg
TELEFUND                Mason's  Internet site at  http://www.leggmasonfunds.com
                        or  through  a  telephone  account   management  service
                        "TeleFund" at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
FUTURE FIRST            Contact a Legg Mason Financial Advisor to enroll in Legg
SYSTEMATIC              Mason's Future First  Systematic  Investment Plan. Under
INVESTMENT PLAN         this  plan,  you  may  arrange  for  automatic   monthly
                        investments in a fund of $50 or more. The transfer agent
                        will transfer funds monthly from your Legg Mason account
                        or from your checking/savings account to purchase shares
                        of the desired fund.
--------------------------------------------------------------------------------
AUTOMATIC               Arrangements   may  be  made  with  some  employers  and
INVESTMENTS             financial  institutions  for regular  automatic  monthly
                        investments  of $50 or more in shares  of the fund.  You
                        may also reinvest dividends from certain unit investment
                        trusts in shares of the fund.
--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser, FIS or other authorized entity before the close of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUND:

--------------------------------------------------------------------------------
TELEPHONE          Call  your  financial  adviser  or FIS at  1-800-822-5544  or entity offering the fund and request redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                   Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $12. Be sure that your financial adviser has your bank account information on file.


--------------------------------------------------------------------------------
INTERNET OR        FIS clients may request a redemption  of fund shares  through
TELEFUND           Legg Mason's  Internet site at  http://www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS.
--------------------------------------------------------------------------------
MAIL               Send a  letter  to the  fund  requesting  redemption  of your shares.  The letter  should be signed by all of the owners of
                   the  account   and  their   signatures   guaranteed   without
                   qualification. You may obtain a signature guarantee from most banks or securities dealers.
--------------------------------------------------------------------------------


The fund will follow reasonable procedures to ensure the validity of any telephone or Internet redemption request, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.



Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser, FIS, or other authorized entity.


Redemption orders will be processed promptly. You will generally receive the proceeds within a week. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per share is determined daily, as of the close of the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors.

Where a security is traded on more than one market, the securities are generally valued on the market considered by the adviser to be the primary market. Fixed income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. The fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

The fund reserves the right to:

- reject any order for shares or suspend the offering of shares for a period of time,

-        change its minimum investment amounts, and

- delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your financial adviser or other entity offering the fund for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive from Legg Mason a confirmation after each transaction (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the Plan.

EXCHANGE PRIVILEGE:

Fund shares may be exchanged for shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

- terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[icon] D I S T R I B U T I O N S  A N D  T A X E S


The fund declares and pays any dividends on an annual basis. The fund distributes substantially all net capital gain (the excess of any net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional shares of the fund, unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund will also withhold 31% of all dividends and capital gain distributions payable to shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

                              Investment Operations
                              ---------------------

              Net Asset         Net        Net Realized
 Years          Value,       Investment   and Unrealized   Total From
 Ended        Beginning        Income      Gain(Loss)on    Investment
Dec. 31,       of Year         (Loss)      Investments     Operations
--------      ---------      ----------   --------------   ----------

  1999          22.00         $(.15)A          4.24           4.09
  1998          16.32          (.06)A          6.68           6.62
  1997          13.01          (.11)A          3.89           3.78
  1996          11.17          (.05)A          1.96           1.91
  1995B         10.00           .06A           1.17           1.23


                                 Distributions
                                 -------------

                              From
                 From          Net                         Net Asset
 Years            Net        Realized                        Value,
 Ended        Investment     Gain on          Total         End of
 Dec 31,        Income     Investments    Distributions       Year
-------       ----------   -----------    -------------    ---------

  1999          $---           $---            $---           26.09
  1998           ---          -0.94            -0.94          22
  1997           ---          -0.47            -0.47          16.32
  1996           ---          -0.07            -0.07          13.01
  1995B         -0.06          ---             -0.06          11.17


                            Ratios/Supplemental Data
                            ------------------------

                                         Net
                                      Investment               Net Assets,
 Years                 Expenses     Income(Loss) Portfolio      End of
 Ended      Total     to Average     to Average   Turnover        Year
Dec. 31,   Return     Net Assets     Net Assets     Rate     (in thousands)
--------   ------     ----------    ------------ ---------   -------------

  1999     18.59%       1.90%A        (.91)%A        14%      $275,624
  1998     41.47%       1.93%A        (.89)%A        21%        47,089
  1997     29.10%       2.00%A        (.74)%A        14%         8,093
  1996     17.14%       2.00%A        (.40)%A         8%         7,327
  1995B    12.29%C      1.92%A,D       1.19%A,D      ---         5,061


A Net of fees waived pursuant to a voluntary expense limitation of 1.75% of average daily net assets through September 1, 1995, 2.00% through June 30, 1998, and 1.90% through April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998, 1997 and 1996, and for the period April 17, 1995 to December 31, 1995, would have been 1.93%, 2.71%, 4.04%, 4.96%, and
     7.89%, respectively.
B    For the period April 17, 1995  (commencement of operations) to December 31,
     1995.
C    Not annualized.
D    Annualized.

Legg Mason Focus Trust, Inc.

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmasonfunds.com
o        write to us at:     Legg Mason Wood Walker, Incorporated
                             100 Light Street, P.O. Box 1476
                             Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-091                                               SEC file number: 811-8966